EXHIBIT 99.1

ASP Isotopes Inc. Announces Expected Commencement of Dual Listing on Johannesburg Stock Exchange

Washington, D.C., August 8, 2025 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. NASDAQ: ASPI ("ASP Isotopes” or the “Company”), an advanced materials company dedicated to the development of technology and processes for the production of isotopes for use in multiple industries, today provided an update on its application to list on the Johannesburg Stock Exchange (“JSE”).

The JSE has approved the listing of the Company’s common stock on the Main Board of the JSE under the abbreviated name “ASPI”, share code “ISO” and international securities identification number US00218A1051, with commencement of trading expected on Wednesday, August 27, 2025. The Company will retain its primary listing on the Nasdaq Capital Market and its issued share capital will be unaffected by the secondary, or dual, listing on the JSE.  The secondary listing of the Company’s common stock on the JSE is not in connection with any current capital raising effort.

On May 20, 2025, the Company announced its intention to acquire Renergen Limited (“Renergen”), pursuant to a South African scheme of arrangement, under which Renergen shareholders will receive 0.09196 new ASP Isotopes shares for each Renergen share held on the record date (“Scheme”), with the goal of creating a global critical materials company. Renergen shareholders approved the resolution relating to the approval of the Scheme (with support from 99.8% of voting shareholders) at the Renergen general meeting held on July 10, 2025. The implementation of the Scheme however remains subject to the fulfilment or, alternatively, the waiver (where permitted) of the remaining offer conditions, which the Company expects to occur during 3Q 2025. The secondary listing of the Company’s common stock on the JSE is not conditional upon the Scheme being implemented, but until such time as the Scheme is implemented, the Company expects trading in its shares on the JSE to be limited.

The combination of these two highly complementary businesses aims to create a global leader in the production of critical and strategically important materials, including electronic gases such as helium, various fluorinated products and isotopically enriched gases. The combination is expected to create a vertically and horizontally integrated supply chain with significant geographic and customer overlap with substantial synergies expected from 2026.

The transaction is expected to be highly accretive to ASPI’s revenue, EBITDA, earnings per share and cash flow per share during 2026.  The goal of the combined group is to generate over $300 million in EBITDA in 2030, which is expected to be driven by a mix of isotopes, helium and LNG sales into the South African energy market, based on management’s current estimates, expectations and assumptions regarding the execution on ASP Isotopes’s and Renergen’s businesses strategies. The acquisition of Renergen is expected to close during 3Q 2025, prior to the spin out of QLE which is still expected to occur during 2H 2025.

Paul Mann, Chairman and CEO of ASP Isotopes said, “While our capital base has been created in the USA and Europe, the heartbeat of our company is clearly in South Africa, with 97% of our employees and all our operating assets currently being located in South Africa.  We have to thank the South African people for helping us achieve all we have done over the last four years and therefore we owe it to the South African people to make our securities available on the JSE.”

Commenting on the proposed combination, Paul Mann continued: “Our acquisition of Renergen is an exciting step for ASP Isotopes.  Both isotopes and helium are viewed by almost every Western government as critically and strategically important materials. The combination of these two businesses will create a company with huge strategic value and a vital part of a fragile supply chain enabling a number of industries.”

Valeo Capital Proprietary Limited has been appointed as the sole South African Corporate Advisor and JSE Sponsor for the listing.

Inducement Awards

In connection with the appointment of Donald Ainscow as Executive Vice President, General Counsel and Secretary, effective as of his employment start date, the Company granted Mr. Ainscow an award of restricted stock covering 400,000 shares of the Company’s common stock. In addition, a new non-executive employee of ASP Isotopes Inc. was granted an award of restricted stock covering 30,000 shares of the Company’s common stock. The shares of restricted stock will vest, based on continued service to ASP Isotopes Inc., in eight equal semi-annual installments over a four-year period. The restricted stock awards were approved by the Company’s Compensation Committee and Board of Directors and were granted under the Company’s 2024 Inducement Equity Incentive Plan as employment inducement awards pursuant to Nasdaq Listing Rule 5635(c)(4).

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. We believe the ASP technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

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Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements relating to the expected timing and completion of the inward listing of ASPI common stock on the JSE, the expected completion of the Renergen transaction in the anticipated timeframe or at all, the subsequent integration of ASP Isotopes’s and Renergen’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions, the access to available financing on a timely basis and on reasonable terms, the plans for a spin-out of Quantum Leap Energy as a standalone public company, the anticipated market demand for future products of ASP Isotopes and Renergen, the future of the company’s enrichment technologies as applied to uranium enrichment, the outcome of the company’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators, the outcome of the project contemplated with Necsa, the expected need or desire for HALEU by third parties, the outcome of the transactions contemplated by the definitive agreements with TerraPower, potential receipt of additional funding and effects, the commencement of supply of isotopes to customers, the construction of additional enrichment facilities, and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the failure to obtain necessary regulatory and shareholder approvals for the proposed acquisition of Renergen; disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; significant transaction costs and unknown liabilities related to the proposed acquisition of Renergen; litigation or regulatory actions related to the proposed acquisition of Renergen; the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. This press release includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Unless otherwise noted, statements as to our potential market position relative to other companies are approximated and based on third-party data and internal analysis and estimates as of the date of this press release. We have not independently verified this information, and it could prove inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the information and forecasts from sources cited herein. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

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Use of Projections

The financial outlook and projections, estimates and targets in this press release are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainty and contingencies, many of which are beyond ASP Isotopes’s or Renergen’s control. Such calculation cannot be predicted with reasonable certainty and without unreasonable effort because of the timing, magnitude and variables associated with the completion of the proposed transaction with Renergen. Additionally, any such calculation, at this time, would imply a degree of precision that could be confusing or misleading to investors. Neither ASP Isotopes nor Renergen’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the financial projections for purposes of inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purposes of this press release. While all financial projections, estimates and targets are necessarily speculative, ASP Isotopes believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results for ASP Isotopes, Renergen and the combined company are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this press release should not be regarded as an indication that ASP Isotopes, or its representatives, considered or consider the financial projections, estimates or targets to be a reliable prediction of future events. Further, inclusion of the prospective financial information in this press release should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

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